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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 22, 2002


                         COMMISSION FILE NUMBER: 0-12742





                                SPIRE CORPORATION
           -----------------------------------------------------------
           (NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)





          MASSACHUSETTS                                     04-2457335
-------------------------------                          ----------------
(STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)





ONE PATRIOTS PARK, BEDFORD, MASSACHUSETTS                        01730-2396
-----------------------------------------                        ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)





                                 (781) 275-6000
                ------------------------------------------------
                (ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS
----------------------

         Spire Corporation (the "Company") announced on October 22, 2002 that it had transferred its exclusive patent license for a hemodialysis split-tip catheter to a wholly owned subsidiary of C.R. Bard, Inc. in exchange for up to $16 million and a sublicense from C.R. Bard, Inc. Additional information is set forth in Exhibit (99) to this Current Report on Form 8-K.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------------------------------------------

         (c)   Exhibits

               99     News Release of the Company dated October 22, 2002.






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    SPIRE CORPORATION
                                      (Registrant)

Dated:  October 22, 2002            By: /s/Roger G. Little
                                        --------------------------------------
                                        Roger G. Little
                                        President, Chief Executive Officer and
                                        Chairman of the Board










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                                  EXHIBIT INDEX





EXHIBIT     DESCRIPTION                                              PAGE NUMBER
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 99         News Release of the Company dated October 22, 2002.           4





























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